EXHIBIT 31
Certification requirements set forth in Section 302 (a) of the Sarbanes-Oxley Act.
We, Jeffrey M. Johnson and T. Linh Nguyen, certify that:
1.	We have reviewed this Amendment No. 1 to the Annual report on Form 10-KSB of International Lottery & Totalizator Systems, Inc. (“ILTS”);

2.	Based on our knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on our knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of ILTS as of, and for, the periods presented in this report;

4.	We are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for ILTS and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to ILTS, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of ILTS’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in ILTS’s internal control over financial reporting that occurred during ILTS’s most recent fiscal quarter (ILTS’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, ILTS’s internal control over financial reporting; and
5.	We have disclosed, based on our most recent evaluation of internal control over financial reporting, to ILTS’s auditors and the audit committee of ILTS’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect ILTS’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in ILTS’s internal control over financial reporting.

Dated: August 27, 2007

	By:	/s/ Jeffrey M. Johnson Jeffrey M. Johnson President

/s/ T. Linh Nguyen T. Linh Nguyen
Chief Financial Officer and Corporate Secretary